Exhibit 99.1

MPLX and MarkWest announce successful completion of combination and director and executive appointments

FINDLAY, Ohio, Dec. 4, 2015 — MPLX LP (NYSE: MPLX) and MarkWest Energy Partners, L.P. today announced the completion of the previously announced merger by which MarkWest became a wholly owned subsidiary of MPLX.

As of this morning, MarkWest ceased to be a publicly traded partnership and its common units discontinued trading on the New York Stock Exchange. Also effective with the closing are the following director and executive appointments:

Frank M. Semple has been named vice chairman of the general partner of MPLX and has been elected to its board of directors. Mr. Semple previously served as MarkWest’s chairman, president and chief executive officer.

Michael L. Beatty has been elected to the board of directors of the general partner of MPLX. Mr. Beatty previously served on the MarkWest board of directors, including as chairman of its nominating and corporate governance committee and as a member of its compensation committee.

Nancy K. Buese has been named executive vice president and chief financial officer of the general partner of MPLX. Ms. Buese previously served as MarkWest’s executive vice president and chief financial officer.

C. Corwin Bromley has been named executive vice president, general counsel (chief legal officer) and secretary of the general partner of MPLX. Mr. Bromley previously served as MarkWest’s executive vice president, general counsel and secretary.

John C. Mollenkopf has been named executive vice president and chief operating officer — MarkWest assets at the general partner of MPLX. Mr. Mollenkopf previously served as MarkWest’s executive vice president and chief operating officer.

Gregory S. Floerke has been named executive vice president and chief commercial officer — MarkWest assets at the general partner of MPLX. Mr. Floerke previously served as MarkWest’s executive vice president and chief commercial officer.

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About MPLX LP

MPLX is a fee-based, growth-oriented master limited partnership formed in 2012 by Marathon Petroleum Corporation to own, operate, develop and acquire pipelines and other midstream assets related to the transportation and storage of crude oil, refined products and other hydrocarbon-based products. Headquartered in Findlay, Ohio, MPLX’s assets consist of a network of common carrier crude oil and products pipeline assets located in the Midwest and Gulf Coast regions of the United States and a butane storage cavern located in West Virginia with approximately 1 million barrels of natural gas liquids storage capacity. In addition, MarkWest Energy Partners, L.P., a wholly owned subsidiary of MPLX, owns and operates midstream service businesses. MarkWest has a leading presence in many natural gas resource plays, including the Marcellus Shale, Utica Shale, Huron/Berea Shale, Haynesville Shale, Woodford Shale and Granite Wash formation.

MPLX Investor Relations Contacts:
Geri Ewing (419) 421-2071

Teresa Homan (419) 421-2965

Joshua Hallenbeck (886) 858-0482

MPLX Media Contacts:
Chuck Rice (419) 421-2521

Jamal Kheiry (419) 421-3312

This press release contains forward-looking statements within the meaning of federal securities laws regarding MPLX LP (“MPLX”), Marathon Petroleum Corporation (“MPC”), and MarkWest Energy Partners, L.P. (“MWE”). These forward-looking statements relate to, among other things, expectations, estimates and projections concerning the business and operations of MPLX, MPC, and MWE. You can identify forward-looking statements by words such as “anticipate,” “believe,” “estimate,” “objective,” “expect,” “forecast,” “guidance,” “imply,” “plan,” “project,” “potential,” “could,” “may,” “should,” “would,” “will” or other similar expressions that convey the uncertainty of future events or outcomes. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the companies’ control and are difficult to predict. In addition to other factors described herein that could cause MPLX’s actual results to differ materially from those implied in these forward-looking statements, negative capital market conditions, including a persistence or increase of the current yield on common units, which is higher than historical yields, could adversely affect MPLX’s ability to meet its distribution growth guidance, particularly with respect to the later years of such guidance. Factors that could cause MPLX’s or MWE’s actual results to differ materially from those implied in the forward-looking statements include: risk that the synergies from the MPLX/MWE transaction may not be fully realized or may take longer to realize than expected; disruption from the MPLX/MWE transaction making it more difficult to maintain relationships with customers, employees or suppliers; risks relating to any unforeseen liabilities of MWE; the adequacy of MPLX’s and MWE’s respective capital resources and liquidity, including, but not limited to, availability of sufficient cash flow to pay MPLX’s distributions, and the ability to successfully execute their business plans and implement their growth strategies; the timing and extent of changes in commodity prices and demand for crude oil, refined products, feedstocks or other hydrocarbon-based products; volatility in and/or degradation of market and industry conditions; completion of pipeline capacity by competitors; disruptions due to equipment interruption or failure, including electrical shortages and power grid failures; the suspension, reduction or termination of MPC’s obligations under MPLX’s commercial agreements; each company’s ability to successfully implement its growth plan, whether through organic growth or acquisitions; modifications to earnings and distribution growth objectives; federal and state environmental, economic, health and safety, energy and other policies and regulations; changes to MPLX’s capital budget; other risk factors inherent to MPLX or MWE’s industry; and the factors set forth under the heading “Risk Factors” in MPLX’s Annual Report on Form 10-K for the year ended Dec. 31, 2014, filed with the Securities and Exchange Commission (SEC); and the factors set forth under the heading “Risk Factors” in MWE’s Annual Report on Form 10-K for the year ended Dec. 31, 2014, and Quarterly Report on Form 10-Q for the quarter ended Sept. 30, 2015, filed with the SEC. These risks, as well as other risks associated with MPLX, MWE and the transaction, are also more fully discussed in the joint proxy statement and prospectus included in the registration statement on Form S-4 filed by MPLX and declared effective by the SEC on Oct. 29, 2015, as supplemented. Factors that could cause MPC’s actual results to differ materially from those implied in the forward-looking statements include: risks described above relating to the MPLX/MWE merger; changes to the expected construction costs and timing of pipeline projects; volatility in and/or degradation of market and industry conditions; the availability and pricing of crude oil and other feedstocks; slower growth in domestic and Canadian crude supply; an easing or lifting of the U.S. crude oil export ban; completion of pipeline capacity to areas outside the U.S. Midwest; consumer demand for refined products; transportation logistics; the reliability of processing units and other equipment; MPC’s ability to successfully implement growth opportunities; modifications to MPLX earnings and distribution growth objectives; federal and state environmental, economic, health and safety, energy and other policies and regulations; other risk factors inherent to MPC’s industry; and the factors set forth under the heading “Risk Factors” in MPC’s Annual Report on Form 10-K for the year ended Dec. 31, 2014, filed with SEC. In addition, the forward-looking statements included herein could be affected by general domestic and international economic and political conditions. Unpredictable or unknown factors not discussed here, in MPLX’s Form 10-K, in MPC’s Form 10-K, or in MWE’s Form 10-K and Form 10-Qs could also have material adverse effects on forward-looking statements. Copies of MPLX’s Form 10-K are available on the SEC website, MPLX’s website at http://ir.mplx.com or by contacting MPLX’s Investor Relations office. Copies of MPC’s Form 10-K are available on the SEC website, MPC’s website at

http://ir.marathonpetroleum.com or by contacting MPC’s Investor Relations office. Copies of MWE’s Form 10-K and Form 10-Qs are available on the SEC website, MWE’s website at http://investor.markwest.com or by contacting MWE’s Investor Relations office.